UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2026

CALIDI BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40789	86-2967193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4475 Executive Drive, Suite 200, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 794-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	CLDI	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement

The information under Item 3.02 below is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

On May 6, 2026, Calidi Biotherapeutics, Inc. (the “Company”) issued a warrant (the “Warrant”) to purchase up to 17,391,304 (unvested) shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), with an exercise price of $0.23 to an accredited investor in a private placement transaction.

The Warrant is first exercisable on September 8, 2026, and is subject to certain vesting conditions as described below.

The holder of the Warrant may from time to time prior to July 8, 2026 agree to acquire, and the Company may agree to sell to such holder, up to an aggregate of $4.0 million of Common Stock in issuances registered under the Securities Act of 1933, as amended (the “Securities Act”). The Warrant will vest in proportion to issuances described in the preceding sentence that are consummated. Neither the holder of the Warrant nor the Company has any obligation to agree to or consummate any such issuances.

The issuance by the Company of the Warrant and shares of Common Stock issuable upon exercise of the Warrant is being made in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(b) promulgated thereunder, in reliance in part on the representations, warranties and covenants made by the investor. The investor has represented that it is an “accredited investor” as such term is defined in Rule 501(a) under the Securities Act. The shares of Common Stock to be issued pursuant to the exercise of the Warrant may not be re-offered or sold in the United States absent an effective registration statement or an exemption from the registration requirements under applicable federal and state securities laws.

The above summary of the Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Warrant, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Exhibit Description
4.1	Form of Common Stock Purchase Warrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIDI BIOTHERAPEUTICS, INC.
Dated: May 8, 2026
	By:	/s/ Andrew Jackson
	Name:	Andrew Jackson
	Title:	Chief Financial Officer